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                           SPDR(R) INDEX SHARES FUNDS

                       Supplement Dated December 27, 2007
                    to the Prospectus Dated January 31, 2007

1. The listing exchange for shares of the DJ STOXX 50 ETF and DJ EURO STOXX 50 ETF has changed from the New York Stock Exchange ("NYSE") to the NYSE Arca, Inc. ("NYSE Arca"). Accordingly, all references to the NYSE as the listing exchange for such ETFs that appear in the prospectus are hereby replaced with NYSE Arca.

2. Murat Sensoy will no longer serve as a portfolio manager to the DJ Wilshire International Real Estate ETF and, accordingly, his biographical information appearing on page 41 of the prospectus is hereby replaced with the following:

          SOPHIA BANAR

          Ms. Banar is a Securities Analyst for the Tuckerman Group. She performs fundamental analysis of the REIT universe for the active strategy and provides oversight on implementation of US and Global/International real estate index strategies. Prior to joining the Tuckerman Group, she was an Analyst for the State Street Corporation Wealth Manager Services division. Prior to joining State Street Corporation in 2004, Ms. Banar spent five years as a consultant with CSC Consulting Inc., a professional services organization of Computer Science Corporation. Ms. Banar received her Bachelor of Science degree in Management from Bentley College, and holds an MBA with a concentration in Finance/Security Analysis from Columbia University Graduate Business School.

All other references to Murat Sensoy that appear in the prospectus are hereby replaced with
Sophia Banar.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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